Exhibit (m)(2): Calculations of Illustrations for Succession Select-NY 2008 Revisions

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1


I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:


DEATH BENEFIT:


The death benefit is an option 1 (level) death benefit. 55 Male, Standard NonSmoker, 55 Female, Standard NonSmoker, Face: $1,200,000, Premium: $16,000.



Year 5 Death Benefit= Greater of Specified Amount or Percentage of Cash Value
                    = $1,200,000 or 134% x $67,101.27
                    = $1,200,000


POLICY VALUE:


Year 5 Policy Value =
Policy Value at the end of year 4                      $ 54,448.57
+ Annual Premium*                                      $ 16,000.00
- Premium Expense Charge**                             $    560.00
- Monthly Deduction***                                 $  1,446.70
- Mortality & Expense Charge****                       $    621.92
+ Hypothetical Rate of Return*****                    -$    718.67
                                                      ------------
=                                                      $    67,101  (rounded to the nearest dollar)


* The annual premium is assumed to be paid at the beginning of month 1 in each year.


** Premium Expense Charge is 3.5% of each premium payment.



*** The monthly deduction is made up of a $20.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month                   COI
-----                 --------
1                     $  40.51
2                     $  40.52
3                     $  40.53
4                     $  40.54
5                     $  40.55
6                     $  40.55
7                     $  40.56
8                     $  40.57
9                     $  40.58
10                    $  40.59
11                    $  40.60
12                    $  40.60

Total                 $ 486.70



**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11+.



***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:



Month              Interest
-----              ---------
1                  $  (61.01)
2                  $  (60.81)
3                  $  (60.60)
4                  $  (60.40)
5                  $  (60.19)
6                  $  (59.99)
7                  $  (59.79)
8                  $  (59.58)
9                  $  (59.38)
10                 $  (59.18)
11                 $  (58.98)
12                 $  (58.77)
Total              $ (718.67)

CASH SURRENDER VALUE:


Year 5 Cash Surrender Value =
Year 5 Policy Value                 $67,101.27
- Year 5 Surrender Charge           $20,602.49
                                    ----------
=                                   $   46,499  (rounded to the nearest dollar)



II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:


DEATH BENEFIT:


The death benefit is an option 1 (level) death benefit. 55 Male, Standard NonSmoker, 55 Female, Standard NonSmoker, Face: $1,200,000, Premium: $16,000.



Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,200,000 or 134% x $80,549.41
                     = $1,200,000


POLICY VALUE:


Year 5 Policy Value =
Policy Value at the end of year 4                      $ 63,382.68
+ Annual Premium*                                      $ 16,000.00
- Premium Expense Charge**                             $    560.00
- Monthly Deduction***                                 $  1,441.95
- Mortality & Expense Charge****                       $    702.42
+ Hypothetical Rate of Return*****                     $  3,871.10
                                                       -----------
=                                                      $    80,549  (rounded to the nearest dollar)


* The annual premium is assumed to be paid at the beginning of month 1 in each year.


** Premium Expense Charge is 3.5% of each premium payment.



*** The monthly deduction is made up of a $20.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:



Month                 COI
-----               --------
1                   $  40.19
2                   $  40.19
3                   $  40.18
4                   $  40.18

5                  $ 40.17
6                  $ 40.17
7                  $ 40.16
8                  $ 40.15
9                  $ 40.15
10                 $ 40.14
11                 $ 40.14
12                 $ 40.13
Total              $481.95



**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11+.



***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:



Month              Interest
-----              --------
1                  $  319.40
2                  $  319.98
3                  $  320.55
4                  $  321.13
5                  $  321.71
6                  $  322.29
7                  $  322.87
8                  $  323.46
9                  $  324.04
10                 $  324.63
11                 $  325.22
12                 $  325.82
Total              $3,871.10


CASH SURRENDER VALUE:


Year 5 Cash Surrender Value =
Year 5 Policy Value                             $80,464.52
- Year 5 Surrender Charge                       $20,602.49
                                                ----------
=                                               $59,862.03   (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:


DEATH BENEFIT:


The death benefit is an option 1 (level) death benefit. 55 Male, Standard NonSmoker, 55 Female, Standard NonSmoker, Face: $1,200,000, Premium: $16,000.



Year 5 Death Benefit= Greater of Specified Amount or Percentage of Cash Value
                    = $1,200,000 or 134% x $96,312.73
                    = $1,200,000


POLICY VALUE:


Year 5 Policy Value =
Policy Value at the end of year 4                      $ 73,444.60
+ Annual Premium*                                      $ 16,000.00
- Premium Expense Charge**                             $    560.00
- Monthly Deduction***                                 $  1,436.50
- Mortality & Expense Charge****                       $    793.06
+ Hypothetical Rate of Return*****                     $  9,657.69
                                                       -----------
=                                                      $    96,313  (rounded to the nearest dollar)


* The annual premium is assumed to be paid at the beginning of month 1 in each year.


** Premium Expense Charge is 3.5% of each premium payment.



*** The monthly deduction is made up of a $20.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:



Month                 COI
-----               -------
1                   $  39.83
2                   $  39.81
3                   $  39.79
4                   $  39.76
5                   $  39.74
6                   $  39.72
7                   $  39.70
8                   $  39.68
9                   $  39.65
10                  $  39.63
11                  $  39.61
12                  $  39.58

Total               $ 476.50

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11+.



***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:



Month              Interest
-----              --------
1                  $   775.58
2                  $   780.75
3                  $   785.96
4                  $   791.22
5                  $   796.52
6                  $   801.86
7                  $   807.25
8                  $   812.68
9                  $   818.15
10                 $   823.66
11                 $   829.23
12                 $   834.83

Total              $ 9,657.69


CASH SURRENDER VALUE:


Year 5 Cash Surrender Value =
Year 5 Policy Value              $ 96,312.73
- Year 5 Surrender Charge        $ 20,602.49
                                 -----------
=                                $    75,710  (rounded to the nearest dollar)


NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2


I. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:


DEATH BENEFIT:


The death benefit is an option 1 (level) death benefit. 55 Male, Standard NonSmoker, 55 Female, Standard NonSmoker, Face: $1,200,000, Premium: $16,000.



Year 5 Death Benefit= Greater of Specified Amount or Percentage of Cash Value
                    = $1,200,000 or 134% x $65,729.66
                    = $1,200,000

POLICY VALUE:


Year 5 Policy Value =
Policy Value at the end of year 4                      $ 53,340.96
+ Annual Premium*                                      $ 16,000.00
- Premium Expense Charge**                             $    560.00
- Monthly Deduction***                                 $  1,735.24
- Mortality & Expense Charge****                       $    610.55
+ Hypothetical Rate of Return*****                    -$    705.52
                                                      ------------
=                                                      $    65,730  (rounded to the nearest dollar)


* The annual premium is assumed to be paid at the beginning of month 1 in each year.


** Premium Expense Charge is 3.5% of each premium payment.



*** The monthly deduction is made up of a $20.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:



Month                  COI
-----               --------
1                   $  40.55
2                   $  40.56
3                   $  40.57
4                   $  40.58
5                   $  40.59
6                   $  40.60
7                   $  40.61
8                   $  40.62
9                   $  40.63
10                  $  40.64
11                  $  40.64
12                  $  40.65

Total               $ 487.24


**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.


***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:



Month              Interest
-----              --------
1                  $  (60.02)
2                  $  (59.80)

3                  $  (59.57)
4                  $  (59.35)
5                  $  (59.13)
6                  $  (58.90)
7                  $  (58.68)
8                  $  (58.46)
9                  $  (58.24)
10                 $  (58.01)
11                 $  (57.79)
12                 $  (57.57)

Total              $ (705.52)


CASH SURRENDER VALUE:


Year 5 Cash Surrender Value =
Year 5 Policy Value                $ 65,729.66
- Year 5 Surrender Charge          $ 20,602.49
                                   -----------
=                                  $    45,127  (rounded to the nearest dollar)




II. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:


DEATH BENEFIT:


The death benefit is an option 1 (level) death benefit. 55 Male, Standard NonSmoker, 55 Female, Standard NonSmoker, Face: $1,200,000, Premium: $16,000.



Year 5 Death Benefit= Greater of Specified Amount or Percentage of Cash Value
                    = $1,200,000 or 134% x $78,952.27
                    = $1,200,000


POLICY VALUE:


Year 5 Policy Value =
Policy Value at the end of year 4                      $ 62,131.27
+ Annual Premium*                                      $ 16,000.00
- Premium Expense Charge**                             $    560.00
- Monthly Deduction***                                 $  1,730.57
- Mortality & Expense Charge****                       $    689.76
+ Hypothetical Rate of Return*****                     $  3,801.32
                                                       -----------
=                                                      $    78,952  (rounded to the nearest dollar)


* The annual premium is assumed to be paid at the beginning of month 1 in each year.

** Premium Expense Charge is 3.5% of each premium payment.

*** The monthly deduction is made up of a $20.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:



Month                 COI
-----                 ---
1                   $  40.24
2                   $  40.23
3                   $  40.23
4                   $  40.22
5                   $  40.22
6                   $  40.22
7                   $  40.21
8                   $  40.21
9                   $  40.20
10                  $  40.20
11                  $  40.20
12                  $  40.19
Total               $ 482.57


**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.


***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:



Month               Interest
-----              ---------
1                  $   314.23
2                  $   314.69
3                  $   315.15
4                  $   315.61
5                  $   316.07
6                  $   316.53
7                  $   317.00
8                  $   317.47
9                  $   317.94
10                 $   318.41
11                 $   318.88
12                 $   319.36
Total              $ 3,801.32

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =

Year 5 Policy Value                     $ 78,952.27
- Year 5 Surrender Charge               $ 20,602.49
                                        -----------
=                                       $    58,350  (rounded to the nearest dollar)



III. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:


DEATH BENEFIT:


The death benefit is an option 1 (level) death benefit. 55 Male, Standard NonSmoker, 55 Female, Standard NonSmoker, Face: $1,200,000, Premium: $16,000.



Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $1,200,000 or 134% x $94,456.37
                     = $1,200,000


POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4                      $ 72,034.32
+ Annual Premium*                                      $ 16,000.00
- Premium Expense Charge**                             $    560.00
- Monthly Deduction***                                 $  1,725.21
- Mortality & Expense Charge****                       $    778.98
+ Hypothetical Rate of Return*****                     $  9,486.24
                                                       -----------
=                                                      $    94,456  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.


** Premium Expense Charge is 3.5% of each premium payment.



*** The monthly deduction is made up of a $20.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:



Month                 COI
-----               -------
1                   $ 39.88
2                   $ 39.86
3                   $ 39.84
4                   $ 39.82
5                   $ 39.80

6                   $  39.78
7                   $  39.76
8                   $  39.74
9                   $  39.72
10                  $  39.69
11                  $  39.67
12                  $  39.65

Total               $ 477.21


**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.


***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.04%. The monthly interest amounts earned for year 5 are:



Month              Interest
-----              --------
1                  $   763.04
2                  $   767.91
3                  $   772.81
4                  $   777.75
5                  $   782.73
6                  $   787.75
7                  $   792.81
8                  $   797.92
9                  $   803.06
10                 $   808.24
11                 $   813.47
12                 $   818.74

Total              $ 9,486.24


CASH SURRENDER VALUE:


Year 5 Cash Surrender Value =
Year 5 Policy Value                     $ 94,456.37
- Year 5 Surrender Charge               $ 20,602.49
                                        -----------
=                                       $    73,854  (rounded to the nearest dollar)